                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant under Rule 14a-12
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                ALEXANDER'S INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

     (5)  Total fee paid:
--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                               ALEXANDER'S, INC.

                                   NOTICE OF
                                 ANNUAL MEETING
                                OF STOCKHOLDERS

                                      AND

                                PROXY STATEMENT

                                      2002

                               ALEXANDER'S, INC.
                               888 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 29, 2002
                            ------------------------

To the Holders of Common Stock:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Alexander's, Inc., a Delaware corporation (the "Company"), will be held at the Marriott Hotel, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663, on Wednesday, May 29, 2002 at 3:30 P.M. for the following purposes:

     1. The election of three persons to the Board of Directors of the Company, each for a term of three years; and

     2. The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Pursuant to the By-laws of the Company, the Board of Directors of the Company has fixed the close of business on April 22, 2002, as the record date for determination of stockholders entitled to notice of and to vote at the meeting.

     Your attention is called to the attached proxy statement. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.

                                           By Order of the Board of Directors,

                                           Larry Portal
                                           Corporate Secretary

                               ALEXANDER'S, INC.
                               888 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 29, 2002

                            ------------------------

                                  INTRODUCTION

     The enclosed proxy is being solicited by the Board of Directors of Alexander's, Inc., a Delaware corporation (together with its consolidated subsidiaries, the "Company", unless the context indicates otherwise), for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 29, 2002 (the "Annual Meeting"). The proxy may be revoked by the stockholder at any time prior to its exercise at the Annual Meeting. The cost of soliciting proxies will be borne by the Company. MacKenzie Partners, Inc. has been engaged by the Company to solicit proxies, at a fee not to exceed $5,000. In addition to solicitation by mail and by telephone, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and the Company may reimburse them for their expenses in so doing.

     Only stockholders of record at the close of business on April 22, 2002 are entitled to notice of and to vote at the Annual Meeting. On April 22, 2002, there were 5,000,850 shares of Common Stock, par value $1.00 per share ("Common Stock") outstanding, each entitled to one vote at the Annual Meeting.

     Under the Company's By-laws, the affirmative vote of a plurality of all the votes cast at the Annual Meeting, assuming a quorum is present, is sufficient to elect Directors. A majority of the outstanding shares will constitute a quorum at the meeting. Proxies marked "withhold authority" (including proxies from brokers or other nominees indicating that such persons do not have discretionary power to vote shares in certain matters) will be counted for the purpose of determining the presence of a quorum, but will not be counted for purposes of determining whether a proposal has been approved.

     The principal executive office of the Company is located at 888 Seventh Avenue, New York, New York 10019. The accompanying notice of the annual meeting of stockholders, this proxy statement and the enclosed proxy will be mailed on or about April 30, 2002 to the Company's stockholders of record as of the close of business on April 22, 2002.

                             ELECTION OF DIRECTORS

     The By-laws of the Company provide that the Board of Directors shall be divided into three classes. One class of directors is elected at each annual meeting of stockholders to hold office for a term of three years and until their successors are duly elected and qualify. Three nominees for Class II Directors are to be elected at the Annual Meeting to serve on the Board of Directors until the Company's Annual Meeting in 2005 and their respective successors shall have been elected and qualified. Present Class III and I Directors serve until the Company's Annual Meetings in 2003 and 2004, respectively.

     Unless otherwise directed in the proxy, the person named in the enclosed proxy, or his substitute, will vote such proxy for the election of the three nominees listed below as Class II Directors for a three-year term and until their respective successors are elected and qualify. If any nominee at the time of election is unavailable to serve, it is intended that the person named in the proxy, or his substitute, will vote for an alternative nominee who will be designated by the Board. Proxies may be voted only for the three nominees named or such alternates. However, the Board has no reason to anticipate that any of the nominees hereafter named will not be available to serve.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE ELECTION OF THE NOMINEES LISTED BELOW AS CLASS II DIRECTORS. It is the Company's understanding that Interstate Properties ("Interstate"), a New Jersey general partnership, Vornado Realty Trust ("Vornado") and Steven Roth, the Managing General Partner of Interstate and Chief Executive Officer and director of the Company and Chairman of the Board of Trustees and Chief Executive Officer of Vornado, who as of April 22, 2002, own in the aggregate 60.4% of the Common Stock, will vote for this proposal.

     The nominees for election as Class II Directors are currently members of the Board of Directors. The present members of the Board of Directors are listed below, together with a brief biography for each such person and the year in which he first became a Director of the Company.

                                                       PRINCIPAL OCCUPATION           YEAR TERM
                                                       AND PRESENT POSITION             WILL      INITIAL
NAME                                     AGE             WITH THE COMPANY              EXPIRE     ELECTION
----                                     ---           --------------------           ---------   --------
NOMINEES FOR ELECTION TO SERVE AS
DIRECTORS UNTIL THE ANNUAL MEETING IN
2005 (CLASS II)

David Mandelbaum(1)....................  66    A member of the law firm of              2002        1995
                                               Mandelbaum & Mandelbaum, P.C.; a
                                               general partner of Interstate since
                                               1968; Trustee of Vornado since 1979.

Richard West(2)........................  64    Dean Emeritus, Leonard N. Stern          2002        1984
                                               School of Business, New York
                                               University; Professor of Finance from
                                               1984 through 1995, and Dean from 1984
                                               through August 1993; prior thereto,
                                               Dean of the Amos Tuck School of
                                               Business Administration at Dartmouth
                                               College; Director or Trustee of
                                               Vornado, Vornado Operating Company
                                               ("Vornado Operating"), Bowne & Co.,
                                               Inc., various investment companies
                                               managed by Merrill Lynch and various
                                               investment companies managed by
                                               Hotchkis and Wiley.

Neil Underberg.........................  73    A member of the law firm Winston &       2002        1980
                                               Strawn since September 1, 2000; a
                                               member of the law firm of Whitman
                                               Breed Abbott & Morgan from December
                                               1987 to September 2000.

                                                       PRINCIPAL OCCUPATION           YEAR TERM
                                                       AND PRESENT POSITION             WILL      INITIAL
NAME                                     AGE             WITH THE COMPANY              EXPIRE     ELECTION
----                                     ---           --------------------           ---------   --------
PRESENT DIRECTORS ELECTED TO SERVE AS
DIRECTORS UNTIL THE ANNUAL MEETING IN
2004 (CLASS I)

Michael D. Fascitelli(3)...............  45    President and Director of the            2004        1996
                                               Company; President and Trustee of
                                               Vornado since December 1996;
                                               President and Director of Vornado
                                               Operating Company, Partner at Goldman
                                               Sachs, in charge of its real estate
                                               practice from December 1992 to
                                               December 1996 and a vice president
                                               prior thereto.

Arthur Sonnenblick.....................  70    Managing Director of Sonnenblick-        2004        1984
                                               Goldman Company, real estate
                                               investment bankers, since January 1,
                                               1996 and Vice Chairman and Chief
                                               Executive Officer prior thereto.

Russell B. Wight, Jr. .................  62    A general partner of Interstate since    2004        1995
                                               1968; Trustee of Vornado since 1979
                                               and Director of Vornado Operating.
PRESENT DIRECTORS ELECTED TO SERVE AS
DIRECTORS UNTIL THE ANNUAL MEETING IN
2003 (CLASS III)
Steven Roth............................  60    Chief Executive Officer of the           2003        1989
                                               Company since March 2, 1995; Chairman
                                               of the Board and Chief Executive
                                               Officer of Vornado since 1989 and
                                               Trustee of Vornado since 1979;
                                               Chairman of the Board and Chief
                                               Executive Officer of Vornado
                                               Operating; Managing General Partner
                                               of Interstate, and a Director of
                                               Capital Trust, Inc.

Stephen Mann(4)........................  64    Chairman of the Board of Directors of    2003        1980
                                               the Company since March 2, 1995;
                                               Interim Chairman of the Board of
                                               Directors of the Company from August
                                               8, 1994 to March 2, 1995; Chairman of
                                               the Clifford Companies since 1990;
                                               prior thereto, counsel to the law
                                               firm of Mudge, Rose, Guthrie,
                                               Alexander & Ferdon.

Thomas R. DiBenedetto(5)...............  51    President of Boston International        2003        1984
                                               Group, Inc. since 1983; Director of
                                               National Wireless Holdings, Inc.;
                                               Managing Director of Olympic
                                               Partners, a real estate investment
                                               firm.

---------------
(1) Mr. Mandelbaum, formerly a Class III director of the Company, was elected as a Class II director of the Company by the Board of Directors on March 11, 2002.

(2) Mr. West, formerly a Class III director of the Company, was elected as a Class II director of the Company by the Board of Directors on March 11, 2002.

(3) Mr. Fascitelli was appointed President of the Company by the Board of Directors on August 1, 2000.

(4) Mr. Mann, formerly a Class II director of the Company, was elected as a Class III director of the Company by the Board of Directors on March 11, 2002. Mr. Mann was also re-elected Chairman of the Board by the Board of Directors on March 11, 2002.

(5) Mr. DiBenedetto, formerly a Class II director of the Company, was elected as a Class III director of the Company by the Board of Directors on March 11, 2002.

     The Company is not aware of any family relationships among any directors, executive officers or nominees.

     The Board of Directors held three meetings during 2001. Messrs. Roth, Fascitelli, West and Wight are the members of the Executive Committee of the Board of Directors, which is authorized to exercise virtually all the powers of the Board of Directors in the management of the business and affairs of the Company to the fullest extent permitted by law. The Executive Committee of the Board of Directors did not meet in 2001.

     The purposes of the Audit Committee are to assist the Board: (i) in its oversight of the Company's accounting and financial reporting principles and policies and internal controls and procedures; (ii) in its oversight of the Company's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the outside auditors; and (iv) in evaluating the independence of the outside auditors. The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews and other procedures. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which was attached as Annex A to the Company's Proxy Statement for its 2001 Annual Meeting of Stockholders. Messrs. West, Underberg and DiBenedetto are the members of the Audit Committee. Mr. Underberg is a partner with Winston & Strawn, a law firm which performed legal services for the Company during the year ended December 31, 2001, for which it was paid $170,051. The Board of Directors has determined in its business judgement that this relationship does not interfere with Mr. Underberg's exercise of independent judgement. The Audit Committee held four meetings during 2001.

     The Omnibus Stock Plan Committee is responsible for administering the Company's Omnibus Stock Plan. The Committee consists of two members, Mr. West and Mr. DiBenedetto. The Omnibus Stock Plan Committee did not meet during 2001.

     The Compensation Committee is responsible for establishing the terms of the compensation of the executive officers. The Committee consists of two members, Mr. Mann and Mr. DiBenedetto. The Compensation Committee did not meet during 2001.

     All directors attended 75% or more of the meetings of the Board of Directors and the Committees on which they served in 2001.

          BOARD OF DIRECTORS REPORT ON EXECUTIVE OFFICER COMPENSATION

     During 2001, Mr. Roth was the Chief Executive Officer of the Company. He did not receive any base salary, bonus or incentive compensation in 2001 for his services in such capacity.

     During 2001, Mr. Fascitelli was the President of the Company. He did not receive any base salary, bonus or incentive compensation in 2001 for his services in such capacity.

     During 2001, Joseph Macnow was the Executive Vice President-Finance and Administration of the Company. He did not receive any base salary, or incentive compensation bonus in 2001 for his services in such capacity.

     During 2001, Patrick Hogan was the Vice President-Chief Financial Officer of the Company. He did not receive any base salary, bonus or incentive compensation in 2001 for his services in such capacity. Mr. Hogan was appointed Vice President-Chief Financial Officer on March 1, 2001.

     The compensation currently paid to the named officers of the Company is not limited by the cap on deductible compensation imposed by Section 162(m) of the Internal Revenue Code.

                                          Stephen Mann
                                          Thomas R. DiBenedetto

                               PERFORMANCE GRAPH

     The line graph that follows charts the yearly percentage change in cumulative stockholder return on an investment in the Company's Common Stock against the Standard & Poor's 500 Index (the "S&P 500") and the National Association of Real Estate Investment Trusts ("NAREIT") All Equity Index (excluding Health Care REITs). The graph assumes an investment of $100 on December 31, 1996 (weighted on the basis of market capitalization) and accumulation and reinvestment of all dividends paid thereafter through December 31, 2001. THERE CAN BE NO ASSURANCE THAT PERFORMANCE OF THE COMPANY'S SHARES WILL CONTINUE IN LINE WITH THE SAME OR SIMILAR TRENDS DEPICTED IN THE GRAPH BELOW.

                              [Performance Graph]

----------------------------------------------------------------------------------------------------------
                                      1996        1997        1998        1998        2000        2001
----------------------------------------------------------------------------------------------------------
 Alexander's                           100         115          99         100          86          72
 S&P 500 Index                         100         129         159         192         184         162
 NAREIT All Equity Index(1)            100         120          99          95         120         136

(1) Excluding Health Care REITs.

          PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of April 22, 2002, by (i) each director of the Company, (ii) each person known by the Company to be the owner of more than five percent of the Company's outstanding Common Stock and (iii) all directors, nominees and executive officers as a group. Except as otherwise indicated, each listed beneficial owner is the direct owner of and has sole investment and voting power with respect to such shares. Unless otherwise noted, the address of all such persons is c/o Alexander's, Inc., 888 Seventh Avenue, New York, New York, 10019.

                                                                   AMOUNT AND
                                                              NATURE OF BENEFICIAL      PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                            OWNERSHIP(1)(2)          CLASS(3)
------------------------------------                          --------------------      ----------
Steven Roth.................................................       1,364,268(4)(7)         27.3%
Russell B. Wight, Jr. ......................................       1,376,568(6)(7)         27.5%
David Mandelbaum............................................       1,364,568(7)            27.2%
Michael D. Fascitelli.......................................              --(5)               *
Neil Underberg..............................................          10,500                  *
Richard West................................................          10,200                  *
Stephen Mann................................................          10,110                  *
Thomas R. DiBenedetto.......................................          10,000                  *
Arthur Sonnenblick..........................................          10,000                  *
All directors and executive officers as a group
  (11 persons)..............................................       1,445,928               28.5%
Vornado Realty Trust........................................       1,654,068(8)            33.1%
Interstate Properties.......................................       1,354,568(7)(8)         27.1%
Franklin Mutual Advisers, Inc.
  51 John F. Kennedy Parkway
  Short Hills, New Jersey 07078.............................         570,390(9)            11.4%
Ronald Baron, BAMCO, Inc. and Baron Capital Management, Inc.
  450 Park Avenue
  New York, New York 10022..................................         538,800(10)           11.0%

---------------
  *  Does not exceed 1%.

 (1) Based on 5,000,850 shares outstanding as of April 22, 2002.

 (2) Includes options to purchase Common Stock ("Options") which are currently exercisable.

 (3) The percentages in this column assume that all shares of Options that each person has the right to acquire within 60 days pursuant to the exercise of options to purchase Options are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.

 (4) On August 1, 2000, Mr. Roth's 350,000 Options were converted into Stock Appreciation Rights ("SARs").

 (5) On August 1, 2000, Mr. Fascitelli's 500,000 Options were converted into
     SARs.

 (6) Includes 11,000 shares owned by the Wight Foundation, over which Mr. Wight holds sole investment and voting power.

 (7) Interstate, a partnership of which Messrs. Roth, Wight and Mandelbaum are the general partners, owns 1,354,568 shares. These shares are included in the total shares and the percentage of class of Interstate, Mr. Roth, Mr. Wight and Mr. Mandelbaum. Messrs. Roth, Wight and Mandelbaum share investment power and voting power with respect to these shares.

 (8) Interstate owns 11.7% of the common shares of beneficial interest of Vornado. Interstate and its three general partners (Messrs. Roth, Mandelbaum and Wight, all directors of the Company) own in the aggregate 14.4% of the common shares of beneficial interest of Vornado. Interstate, its three general partners and Vornado own in the aggregate 60.6% of the outstanding shares of the Common Stock of the Company. See "Certain
     Transactions" below.

 (9) Based on Schedule 13G dated January 23, 2001, Franklin Mutual Advisors, Inc. has sole investment discretion and voting authority with respect to the shares.

(10) Based on Schedule 13D dated August 19, 1999, Ronald Baron owns 538,800 shares in his capacity as a controlling person of BAMCO, Inc. and Baron Capital Management, Inc. Mr. Baron disclaims beneficial ownership of these shares. He also owns 10,520 shares personally. Mr. Baron has the sole power to vote or direct the vote and to dispose or direct the disposition of 10,520 shares and shared power to vote or direct the vote and to dispose or direct the disposition of 538,580 shares, including 400,500 shares purchased by BAMCO, Inc. for its investment advisory clients and 138,300 shares purchased by Baron Capital Management Inc. for its investment advisory clients. Mr. Baron is the President of BAMCO, Inc. and Baron Capital Management Inc.

                             EXECUTIVE COMPENSATION

     The following table summarizes the compensation paid by the Company and its subsidiaries to the Company's executive officers, who were serving as executive officers at December 31, 2001, and to the Company's Chairman of the Board of Directors for services rendered in all capacities to the Company and its subsidiaries for the years 1999 through 2001 ("Covered Executives"). Only Stephen Mann, the Company's Chairman of the Board of Directors, received cash compensation from the Company. None of the Company's other executive officers has received cash from the Company.

                           SUMMARY COMPENSATION TABLE

                                                ANNUAL
                                             COMPENSATION                LONG TERM
                                      ---------------------------      COMPENSATION          ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR   SALARY($)   BONUS($)   AWARDS/OPTIONS/SARS   COMPENSATION($)
---------------------------           ----   ---------   --------   -------------------   ---------------
Stephen Mann........................  2001    250,000      --                  --               --
  Chairman of the Board of            2000    250,000      --                  --               --
     Directors(1)
                                      1999    250,000      --              10,000               --
Steven Roth.........................  2001         --      --                  --               --
  Chief Executive Officer(1)          2000         --      --                  --               --
                                      1999         --      --             350,000               --
Michael Fascitelli..................  2001         --      --                  --               --
  President(2)                        2000         --      --                  --               --
                                      1999         --      --             150,000               --
Joseph Macnow.......................  2001         --      --                  --               --
  Executive Vice President-Finance    2000         --      --                  --               --
  and Administration(3)               1999         --      --              35,000               --
Patrick Hogan.......................  2001         --      --                  --               --
  Vice President-Chief Financial      2000         --      --                  --               --
  Officer(4)

---------------
(1) Mr. Mann was appointed Chairman on March 2, 1995 when Mr. Roth was appointed Chief Executive Officer of the Company.

(2) Mr. Fascitelli was appointed President of the Company on August 1, 2000.

(3) Mr. Macnow was appointed Executive Vice President-Finance and Administration of the Company on March 1, 2001. Prior thereto, Mr. Macnow served as Vice President-Chief Financial Officer.

(4) Mr. Hogan was appointed Vice President-Chief Financial Officer on March 1, 2001.

     The following table summarizes all exercises of Options during 2001, and the number and value of options held at December 31, 2001, by the Covered Executives.

                AGGREGATED OPTION AND SAR EXERCISES IN 2001 AND
                         YEAR END OPTION AND SAR VALUES

                                                         NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                SHARES                        UNDERLYING                  IN-THE-MONEY
                               ACQUIRED                   UNEXERCISED OPTIONS           OPTIONS AND SARS
                                  ON        VALUE        AND SARS AT 12/31/01              AT 12/31/01
NAME                           EXERCISE    REALIZED    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                           --------    --------    -------------------------    -------------------------
Steven Roth..................    --           $--           234,500/115,500                   $0/0
Michael D. Fascitelli........    --           --            450,500/49,500                     0/0
Joseph Macnow................    --           --             23,450/11,550                     0/0
Steven Mann..................    --           --              6,700/3,300                      0/0

                              EMPLOYMENT CONTRACTS

     Effective March 2, 1995, Mr. Mann became Chairman of the Board of Directors and entered into an employment agreement under which he is paid $250,000 per annum. Mr. Mann's original three-year employment agreement, which had a term expiring in March 2001, has been extended through the date of the 2003 Annual Meeting of Stockholders of the Company. In the event of termination of the employment agreement by the Company without just cause, or if Mr. Mann resigns for good reason, Mr. Mann will continue to be paid his base salary until the end of the term provided for under the employment agreement.

                           COMPENSATION OF DIRECTORS

     Directors who are not compensated as officers of the Company receive an annual retainer of $13,500 and $500 for each Board or Committee meeting attended.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN
                             COMPENSATION DECISIONS

     The Company has a Compensation Committee, consisting of Mr. Mann and Mr. DiBenedetto. There are no interlocking relationships involving the Company's Board of Directors which require disclosure under the executive compensation rules of the Securities and Exchange Commission.

                              CERTAIN TRANSACTIONS

     Steven Roth is Chief Executive Officer and a Director of the Company, the Managing Partner of Interstate Properties ("Interstate") and Chairman of the Board and Chief Executive Officer of Vornado Realty Trust ("Vornado"). Interstate owns 27.1% of the outstanding Common Stock of the Company and owns 11.7% of the outstanding common shares of beneficial interest of Vornado. In addition, Mr. Roth owns 1.5% of the outstanding common shares of beneficial interest of Vornado. Mr. Roth, Interstate and the other two general partners of Interstate, David Mandelbaum and Russell B. Wight, Jr. (who are also directors of the Company and trustees of Vornado) own, in the aggregate, 14.4% of the outstanding common shares of beneficial interest of Vornado. Vornado owns 33.1% of the outstanding Common Stock of the Company.

     The Company is managed by and its properties are redeveloped and leased by Vornado, pursuant to agreements with a one-year term which are automatically renewable.

     The annual management fee payable by the Company to Vornado is equal to the sum of (i) $3,000,000, (ii) 3% of the gross income from the Kings Plaza Mall ($522,000 for the year ended December 31, 2001), plus (iii) 6% of development costs with minimum guaranteed fees of $750,000 per annum. The leasing agreement for the Company's properties other than the Kings Plaza Mall provides for the Company to pay a fee to Vornado equal to (i) 3% of the gross proceeds, as defined, from the sale of an asset and (ii) in the event of a lease or sublease of an asset, 3% of lease rent for the first ten years of a lease term, 2% of lease rent for the eleventh through the twentieth years of a lease term and 1% of lease rent for the twenty-first through thirtieth year of a lease term. Such amount is payable annually in an amount not to exceed $2,500,000, until the present value of such installments (calculated at a discount rate of 9% per annum) equals the amount that would have been paid had it been paid at the time the transactions which gave rise to the commissions occurred. Pursuant to the leasing agreement, in the event third party real estate brokers are used, the fees to Vornado increase by 1% and Vornado is responsible for the fees to the third party real estate brokers. At December 31, 2001 the Company owes Vornado $2,249,000 in leasing fees. During the year ended December 31, 2001, Vornado through Interstate was paid $915,000 by the Kings Plaza Mall for performing leasing services.

     As of December 31, 2001, the Company was indebted to Vornado in the amount of $119,000,000, bearing interest at 13.74% and due March 15, 2002, including $24,000,000 drawn under a $50,000,000 secured line of credit. The maturity date of these loans has been extended to April 15, 2003 and the interest rate has been reset to 12.48% (and will reset quarterly thereafter) using the existing spread to treasuries with a 3.00% floor for treasuries. The Company incurred interest on the loan of $17,455,000 for the year ended December 31, 2001.

     In connection with tax planning for the development of the Company's Lexington Avenue property, 100 shares of $0.1 par value preferred stock was sold by 59th Street Corporation (a wholly-owned subsidiary of the Company) to Vornado on August 1, 2001 for $1,200,000. The non-convertible preferred stock entitles the holder to cumulative 10% dividends payable semi-annually and is redeemable at any time at the option of 59th Street Corporation. On December 28, 2001, 59th Street Corporation redeemed this issue and paid a $49,000 dividend.

     During the year ended December 31, 2001, Winston & Strawn, a law firm in which Neil Underberg, a director of the Company, is a partner, performed legal services for the Company for which it was paid $170,051.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee's purpose is to assist the Board of Directors in its oversight of the Company's internal controls and financial statements and the audit process. The Board of Directors, in its business judgment, has determined that all members of the Committee are "independent", as required by applicable listing standards of the New York Stock Exchange. The Committee operates pursuant to a Charter that was adopted by the Board on May 31, 2000; a copy of the current Charter was attached to the proxy statement for the Company's 2001 Annual Meeting of Stockholders.

     Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, Deloitte & Touche LLP, are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

     In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, as currently in effect. The Committee has also considered whether the provision of non-audit services provided by the independent auditors is compatible with maintaining the auditors' independence and has discussed with the auditors the auditors' independence.

     Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to below and in the Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Deloitte & Touche LLP is in fact "independent".

                                          Richard West
                                          Thomas DiBenedetto
                                          Neil Underberg

March 11, 2002

           INFORMATION RESPECTING THE COMPANY'S INDEPENDENT AUDITORS

AUDIT FEES

     The aggregate fees billed by Deloitte & Touche LLP, the Company's independent auditors for the year ended December 31, 2001, for professional services rendered for the audit of the Company's annual financial statements for that fiscal year and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year were $145,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed to the Company by Deloitte & Touche LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the year ended December 31, 2001.

ALL OTHER FEES

     The aggregate fees billed for services rendered to the Company by Deloitte & Touche LLP, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the year ended December 31, 2001, were $148,000, including audit related services of $129,000 and non-audit services of $19,000. Audit related services generally include fees for stand-alone audits of subsidiaries and reviews of other filings or registration statements under the Securities Act of 1933 and Securities Exchange Act of 1934 and non-audit services generally include fees for tax consultations regarding return preparation and real estate investment trust tax law compliance.

RETENTION OF INDEPENDENT AUDITORS FOR THE YEAR 2002

     The Board has retained Deloitte & Touche LLP to act as independent auditors for the fiscal year ending December 31, 2002. The firm of Deloitte & Touche LLP was engaged as independent auditors for the 2001 fiscal year, and representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                 ADDITIONAL MATTERS TO COME BEFORE THE MEETING

     The Board does not intend to present any other matter, nor does it have any information that any other matter will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is the intention of the person named in the enclosed proxy to vote said proxy in accordance with his judgment on such matters.

                              ADVANCE NOTICE BYLAW

     The By-laws of the Company provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, notice must be given to the Secretary of the Company no more than 150 days nor less than 120 days prior to the first anniversary of the preceding year's annual meeting.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals for the 2003 Annual Meeting of Stockholders of the Company must be received at the principal executive office of the Company, 888 Seventh Avenue, New York, New York 10019, Attention: Secretary, not later than January 6, 2003 for inclusion in the 2003 proxy statement and form of proxy.

                                          By Order of the Board of Directors,

                                          Larry Portal
                                          Corporate Secretary

April 30, 2002

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                               ALEXANDER'S, INC.

    The undersigned, revoking all prior proxies, hereby appoints Steven Roth proxy, with full power of substitution, to attend, and to vote all shares the undersigned is entitled to vote, at the Annual Meeting of Stockholders of Alexander's, Inc. (the "Company") to be held at the Marriott Hotel, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663 on Wednesday, May 29, 2002, at 3:30 P.M., local time, upon any and all business as may properly come before the meeting and all adjournments thereof. Said proxy is authorized to vote as directed below upon the proposals, which are more fully set forth in the Proxy Statement and otherwise in his discretion upon such other business as may properly come before the meeting and all adjournments thereof, all as more fully set forth in the Notice of Meeting and Proxy Statement, receipt of which is hereby acknowledged.

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED, BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.

                 (Continued and to be executed on reverse side)

1.   ELECTION OF DIRECTORS:
     The Board of Directors recommends a Vote "FOR" Election of
     Directors
     [ ]  FOR all nominees listed below
     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below
     Nominees:  David Mandelbaum
     Richard West
     Neil Underberg
     (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

-

                                                Please date and sign exactly as
                                                your name or names appear
                                                hereon. Each joint owner must
                                                sign. (Officers, Executors,
                                                Administrators, Trustees, etc.
                                                will kindly so indicate when
                                                signing.)

                                                Dated

       ------------------------------------------------------------------------,
                                                2002

                                                --------------------------------
                                                  Signature(s) of Stockholder(s)

                                                VOTES MUST BE INDICATED (X) IN
                                                BLACK OR BLUE INK. [X]

    PLEASE VOTE, DATE AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.